UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 7, 2005


                              U.S. GOLD CORPORATION
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             (Exact name of registrant as specified in its charter)


   Colorado                          1-02714                       84-1533604
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(State or other                   (Commission                    (IRS Employer
jurisdiction of                   File Number)                 Identification #)
incorporation)


                         2201 Kipling Street, Suite 100
                             Lakewood, CO 80215-1545
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number including area code: (303) 238-1438
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01     Entry into a Material Definitive Agreement
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On December 7, 2005, U.S. Gold Corporation (the "Corporation") entered into separate Indemnification Agreements (the "Indemnification Agreements") with each of Robert R. McEwen, Chief Executive Officer and Chairman of the Board of Directors of the Corporation, Ann S. Carpenter, President and Chief Operating Officer of the Corporation, as well as with directors of the Corporation: Declan
J. Costelloe, Michele Ashby, and Leanne Baker. The Corporation has previously entered in to similar Indemnification Agreements with other officers and directors.

The Indemnification Agreements provide that the Corporation must indemnify, to the fullest extent permitted by Colorado law but subject to certain exceptions, any of its directors or officers who are made or threatened to be made a party to a proceeding, by reason of the person serving or having served in their capacity with the Corporation. The Corporation may also be required to advance expenses of defending any proceeding to an officer or director. At present, there is no pending litigation or proceeding involving any of our directors or officers where indemnification will be required or permitted.

The Colorado Business Corporation Act (the "Act") allows indemnification of directors, officers, employees and agents of a company against liabilities incurred in any proceeding in which an individual is made a party because he was a director, officer, employee or agent of the company if such person conducted himself in good faith and reasonable believed his actions were in, or not opposed to, the best interests of the company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. A person must be found to be entitled to indemnification under this statutory standard by procedures designed to assure that disinterested members of the board of directors have approved indemnification or that, absent the ability to obtain sufficient numbers of disinterested directors, independent counsel or shareholders have approved the indemnification based on a finding that the person has met the standard. Indemnification is limited to reasonable expenses.

Item 9.01      Financial Statements and Exhibits
---------      ---------------------------------

     (c) The following is a list of exhibits filed or furnished herewith:

     Exhibit Number      Description of Exhibit
     --------------      ----------------------

         10.1            Form of Indemnification Agreement.


CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR "PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

     The matters discussed in this report on Form 8-K, when not historical matters, are forward-looking statements that involve a number of risks and uncertainties that could cause actual results to differ materially from projected results. Such factors include, among others, the willingness and ability of third parties to honor their contractual obligations, the decisions of third parties over which the Company has no control, commodity prices, environmental and government regulations, availability of financing, judicial proceedings, force majeure events, and other risk factors as described from time to time in the Company's filings with the SEC. Many of these factors are beyond the Company's ability to control or predict. The Company disclaims any intent or obligation to update its forward-looking statements, whether as a result of receiving new information, the occurrence of future events, or otherwise.


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                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       U.S. GOLD CORPORATION



Date: December 7, 2005                 By: /s/ William F. Pass
                                           -------------------------
                                           William F. Pass, its Vice President,
                                           Chief Financial Officer and Secretary

































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



                                  Exhibit Index

         The following is a list of the Exhibits furnished herewith.

Exhibit
Number            Description of Exhibit
------            ----------------------

10.1              Form of Indemnification Agreement.







































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